UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012 (March 30, 2012)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) amends and supplements the Current Report on Form 8-K filed by NTS, Inc. (“NTS”) with the Securities and Exchange Commission on March 30, 2012.  The sole purpose of the Amendment is to append an internet hyperlink that was omitted from Exhibit 99.1.

Information About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." NTS, Inc.’s (“NTS”) financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock or bonds. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about NTS’ plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which NTS and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in NTS' most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. NTS undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that NTS files from time to time with the U.S. Securities and Exchange Commission.

Item 2.02   Results of Operations and Financial Condition

On March 30, 2012, NTS issued a press release announcing its financial highlights for the fourth quarter and year ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing made by NTS under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 30, 2012, entitled "NTS Reports 4Q 2011 EBITDAS Growth of Approximately 27%"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: March 30, 2012	By:	/s/ Guy Nissenson
Guy Nissenson
Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated March 30, 2012, entitled "NTS Reports 4Q 2011 EBITDAS Growth of Approximately 27%"